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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of Earliest Event Reported)   October 17, 1996
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                     SECURITY CAPITAL ATLANTIC INCORPORATED
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            (Exact Name of Registrant as Specified in its Charter)



                                    Maryland
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                (State or Other Jurisdiction of Incorporation)


             1-12303                                      85-0415503
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     (Commission File Number)              (I.R.S. Employer Identification No.)



 Six Piedmont Center, Atlanta, Georgia                      30305
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(Address of Principal Executive Offices)                 (Zip Code)


                                 (404) 237-9292
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              (Registrant's Telephone Number, Including Area Code)



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ITEM 5.   OTHER EVENTS

          On October 17, 1996, the Registrant announced the closing of the Homestead Village(R) Merger Agreement.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits.

               99.1 Press Release dated October 17, 1996.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SECURITY  CAPITAL  ATLANTIC
                                           INCORPORATED



Dated:  October 21, 1996                   By:  /s/ William Kell
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                                                William Kell
                                                Vice President and Controller